EXHIBIT 10.1

AMENDMENT NUMBER FOUR

to the

Master Repurchase Agreement

dated as of May 30, 2002

by and between

NEW CENTURY FUNDING SB-1, a Delaware statutory trust

and

CITIGROUP GLOBAL MARKETS REALTY CORP.

(as successor to SALOMON BROTHERS REALTY CORP.)

This AMENDMENT NUMBER FOUR (this “Amendment”) is made this 29th day of December, 2003, by and between NEW CENTURY FUNDING SB-1, a Delaware statutory trust, having an address at c/o Christiana Bank & Trust Company, 1314 King Street, Wilmington, Delaware, 19801 (the “Seller”) and CITIGROUP GLOBAL MARKETS REALTY CORP. (as successor to SALOMON BROTHERS REALTY CORP.), having an address at 390 Greenwich Street, New York, New York 10013 (the “Buyer”) to the MASTER REPURCHASE AGREEMENT, dated as of May 30, 2002, between the Seller and the Buyer, as amended pursuant to Amendment Number One, dated December 23, 2002, Amendment Number Two, dated May 13, 2003 and Amendment Number Three, dated September 16, 2003 (the “Master Repurchase Agreement”).

RECITALS

WHEREAS, the Seller has requested that Buyer agree to amend the Master Repurchase Agreement to extend the term thereof as set forth below and the Buyer has agreed to such request.

WHEREAS, as of the date of this Amendment, the Seller represents to the Buyer that it is in compliance with all of the representations and warranties and all of the affirmative and negative covenants set forth in the Master Repurchase Agreement and the Letter Agreement, dated as of May 30, 2002, between the Seller and the Buyer (the “Letter Agreement”) and not in default under the Master Repurchase Agreement or the Letter Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1. Effective as of December 29, 2003, Section 27 of the Master Repurchase Agreement is hereby amended by substituting “March 31, 2004” for “December 31, 2003” in clause (i) thereof.

SECTION 2. Representations. In order to induce the Buyer to execute and deliver this Amendment, the Seller hereby represents to the Buyer that as of the date hereof, after giving effect to this Amendment, the Seller is in full compliance with all of the terms and conditions of the Master Repurchase Agreement and the Letter Agreement and no Default, Event of Default or Material Adverse Change has occurred under the Master Repurchase Agreement.

SECTION 3. Limited Effect. This Amendment shall become effective upon the execution hereof by the parties hereto. Except as expressly amended and modified by this Amendment, the Master Repurchase Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the Master Repurchase Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Master Repurchase Agreement, any reference in any of such items to the Master Repurchase Agreement being sufficient to refer to the Master Repurchase Agreement as amended hereby.

SECTION 4. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

SECTION 5. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Buyer and the Seller have caused this Amendment to be executed and delivered by their duly authorized officers as of the day and year first above written.

CITIGROUP GLOBAL MARKETS REALTY CORP.

By:	/s/ EVAN J. MITNICK

Name:	Evan J. Mitnick
Title:	Director

NEW CENTURY FUNDING SB-1

By:	Christiana Bank & Trust Company, not in its individual capacity but solely as owner trustee

By:	/s/ JAMES M. YOUNG

Name:	James M. Young
Title:	Assistant Vice President

The undersigned Guarantors under the Guaranty and Pledge Agreement dated as of May 30, 2002, hereby acknowledges and agrees to the amendment and modification to the Master Repurchase Agreement made pursuant to this Amendment.

NEW CENTURY MORTGAGE CORPORATION

By:	/s/ PATRICK FLANAGAN

Name:	Patrick Flanagan
Title:	President

NEW CENTURY FINANCIAL CORPORATION

By:	/s/ PATRICK FLANAGAN

Name:	Patrick Flanagan
Title:	President